UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 22, 2020

Akorn, Inc.

(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. Field Court, Suite 300, Lake Forest, Illinois 60045

(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	AKRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operation and Financial Condition.

To the extent applicable, the disclosures in Item 7.01 below are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on February 12, 2020, Akorn, Inc. (the “Company”), certain of its subsidiaries and certain of its lenders entered into a Second Amendment to Standstill Agreement and Third Amendment to Credit Agreement (the “Amended Standstill Agreement”) to the Company’s Loan Agreement, dated as of April 17, 2014 (as amended, supplemented or otherwise modified, the “Term Loan Agreement”), with the lenders thereunder and Wilmington Savings Fund Society, FSB, as administrative agent. Among other things, the Amended Standstill Agreement provides that the Company will market and conduct a sale process for substantially all of its assets in accordance with certain milestones (the “Sale Process”). As of March 28, 2020, there were no bids in the Sale Process sufficient to pay all obligations under the Term Loan Agreement and an immediate Event of Default under the Term Loan Agreement occurred. As a result, as of April 1, 2020, the alternative milestones for the Sale Process set forth in the Amended Standstill Agreement apply, which provide that, among other things, the Company shall commence cases under Chapter 11 of title 11 of the U.S. Code on or before May 1, 2020.

In connection with the Sale Process, the Company has been engaged in discussions with certain lenders and has entered into confidentiality agreements (the “NDAs”) with such lenders (the “NDA Parties”). Pursuant to the terms of the NDAs, the Company agreed to publicly disclose certain information regarding the Company provided to the NDA Parties pursuant to the NDAs (the “Cleansing Materials”) upon the occurrence of certain events.

The Cleansing Materials contain certain preliminary financial results as of and for the three months ended March 31, 2020 and information related to potential effects of the COVID-19 pandemic, the Company’s product pipeline, manufacturing, regulatory compliance and research and development, as well as certain projections and forecasts including the cash flow projections. The Company has not yet finalized its results as of and for the period ended March 31, 2020 and its consolidated financial statements for the period are not currently available. The Company’s actual results remain subject to their completion, which includes review by management and the Company’s board of directors, including the audit committee. While carrying out such procedures, the Company may identify items that require it to make adjustments to the preliminary estimates of its results set forth therein. The Cleansing Materials are based solely on information available to the Company as of the date of their preparation and, therefore, the preliminary results, projections and forecasts included therein may differ from actual results and such differences may be material. Especially, given the uncertainty of the evolving COVID-19 pandemic, the Company reserves the right to make adjustments to the preliminary results, projections and forecasts in the future, as additional operational and financial data is received. Any projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission (“SEC”). The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections or forecasts and, accordingly, do not express an opinion or any other form of assurance with respect to the projections or forecasts. The inclusion of the projections or forecasts in the Cleansing Materials should not be regarded as an indication that the Company or its representatives consider the projections or forecasts to be a reliable prediction of future events, and the projections and forecasts should not be relied upon as such. Therefore, a reader should not place undue reliance on these projections or forecasts.

Cautionary Note Regarding Forward-Looking Statements

This report includes statements that may constitute “forward-looking statements,” including expectations regarding the Company’s business, product development, product launches, remediation, data integrity, long-term business plan, the path and milestones for executing a sale of the Company’s business, through the filing of Chapter 11 cases under the U.S. Bankruptcy Code, the Company’s continued engagement in discussions with certain of its lenders regarding the process for such potential sale of the Company’s business, other statements regarding the Company’s plans and strategy and the potential impact of the spread of coronavirus (also known as COVID-19). When used in this 8-K, the words “will,” “expect,” “continue,” “believe,” “seek,” “anticipate,” “estimate,” “intend,” “could,” “would,” “strives” and similar expressions are generally intended to identify forward-looking statements. These statements are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i) the effect of the Delaware Court of Chancery’s October 1, 2018 decision against the Company and the Delaware Supreme Court’s December 7, 2018 order affirming the Chancery Court’s decision on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally, (ii) the risk that ongoing or future litigation against the defendants or related to the Chancery Court’s decision and Delaware Supreme Court’s affirmation may result in significant costs of defense, indemnification and/or liability, (iii) the outcome of the investigation conducted by the Company with the assistance of outside consultants, into alleged breaches of FDA data integrity requirements relating to product development at the Company and any actions taken by the Company, third parties or the FDA as a result of such investigations, (iv) the difficulty of predicting the timing or outcome of product development efforts, including FDA and other regulatory agency approvals and actions, if any, (v) the timing and success of product launches, (vi) difficulties or delays in manufacturing, (vii) the Company’s increased indebtedness and compliance with certain covenants and other obligations under the Amended Standstill Agreement, which create material uncertainties and risks to its growth and business outlook, (viii) the Company’s obligation under the Amended Standstill Agreement to pay certain fees and expenses and increased interest margin, (ix) the Company’s exploration of strategic alternatives, including the alternatives of seeking to restructure its indebtedness and/or implement a strategic transaction (including a sale of its assets) with the protections of a filing under Chapter 11 of the U.S. Bankruptcy Code, (x) the risk that the insurance proceeds to be delivered pursuant to the Settlement Agreement are not available at the appropriate time, (xi) potential adverse impacts on the Company’s business and any cases commenced under Chapter 11 due to the effects of COVID-19; and (xii) such other risks and uncertainties outlined in the risk factors detailed in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as filed with the SEC on February 26, 2020) and other risk factors identified from time to time in the Company’s filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

The descriptions in this Form 8-K of the Cleansing Materials do not purport to be complete and are qualified in their entirety by reference to the complete presentation of the Cleansing Material attached as Exhibit 99.1 hereto.

The information being furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Cleansing Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: April 22, 2020	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer